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                                                                EXHIBIT 4.1


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
NUMBER                                          BUDGET GROUP, INC.                               SHARES
 BGA                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK                                                                            CUSIP 119003 10 1

THIS IS TO CERTIFY that





is the owner of

                          FULLY PAID AND NON-ASSESSABLE SHARE OF CLASS A COMMON STOCK, $.01 PAR VLAUE, OF
===================================================== BUDGET GROUP, INC. ===========================================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.  This certificate and the share represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation and the By-Laws of the Corporation as amended from time to time.  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                                                         BUDGET GROUP, INC
                                                             CORPORATE
                            /s/ John P. Kennedy                SEAL                         /s/ Sanford Miller
                           --------------------              DELAWARE                      ------------------------------
                           SECRETARY                                                             CHAIRMAN OF THE BOARD
                                                                                              AND CHIEF EXECUTIVE OFFICER


                                     (c) SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION


COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
      TRANSFER AGENT AND REGISTRAR


             AUTHORIZED SIGNATURE

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
                              BUDGET GROUP, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Amended and Restated Certificate of Incorporation of the Corporation as amended from time to time and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out according to applicable laws or regulations:

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
     TEN COM - as tenants in common                                     UNIF GIFT MIN ACT -           Custodian
     TEN ENT - as tenants by the entireties                                                 ---------           ------------
     JT TEN  - as joint tenants with right of                                                (Cust)               (Minor)
               survivorship and not as tenants                                              under Uniform Gifts to Minors
               in common                                                                    Act
                                                                                                 -----------------------
                                                                                                          (State)

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    Additional abbreviations may also be used though not in the above list

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 ----------------------------------------
[                                        ]
 ----------------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

-------------------------------------------------------------------------------

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                                                                       shares
-----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

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
                           NOTICE:
                                    ----------------------------------------------------------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED:
                                    ----------------------------------------------------------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                    SAVINGS AND LAON ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEED MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.



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